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           THIS IS A SUMMARY ONLY -- REFER TO THE POLICY FOR DETAILS
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                                                                   EXHIBIT 10.30

                                  CERTEGY INC.

               OFFICERS' GROUP PERSONAL EXCESS LIABILITY COVERAGE


                                   $3,000,000

                           POLICY # GPE-248680426 WITH
                            COLUMBIA CASUALTY COMPANY



SCOPE OF COVERAGE

This policy covers a wide range of personal liability exposures such as residences, autos, watercraft, recreational vehicles, pets, swimming pools, etc. This policy is a type of broad Personal Liability Policy available to an individual but does not cover professional liability, claims arising out of any business, use of aircraft, or other exclusions as defined in the policy.

PERSONS INSURED

The Certificate Holder and any relatives living in the same household, and any persons under the age of 25 in the care of any person insured under the policy. There is no age cutoff for children away at college, as long as they retain their parent's residence.

LIMITS


a.       $3,000,000 excess of required primary insurance amounts shown on page
         3.

b. $3,000,000 for those exposures not covered by primary insurance, but covered by the policy, a $500 deductible applies to each loss ($10,000 deductible in Texas, $1,000 in North Carolina).

EXTENSIONS OF COVERAGE (Refer to policy for details)

a.       Coverage is worldwide.

b. Incidental Business Pursuits only if endorsed to your homeowners policy (primary underlying coverage).

c. In addition to owned, provides liability coverage for non-owned autos and watercraft, provided underlying insurance requirements are maintained.

d. Coverage for your activities as an officer or director of a non-profit organization. Coverage is only provided relative to the insured perils covered under this policy (see item f.) only if you do not receive any pay.

e. Affords coverage for damage to practically all property of others which the insured has in his care, custody or control, provided the insured has not agreed in writing to provide insurance.

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           THIS IS A SUMMARY ONLY -- REFER TO THE POLICY FOR DETAILS
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f.       Covers a broad range of property damage and personal injury hazards such as bodily injury, libel, slander, false arrest, defamation of character, false imprisonment, wrongful eviction, wrongful detention, malicious prosecution or invasion of privacy.

EXTENSIONS OF COVERAGE (Continued)

g. Provides coverage for defense costs. Defense costs are paid in addition to the policy limit.

h.       Other costs paid or reimbursed (subject to specific policy provisions):

         -        Premiums on appeal bonds

         -        Reimbursement for all premiums on bonds to release attachment

         -        All costs taxed against an insured

         -        Interest on judgments

         -        Authorized expenses

         -        Reimbursement of premiums for bail bonds

IMPORTANT EXCLUSIONS (Refer to policy for details)

a. Bodily injury to any person eligible to receive benefits under any workers compensation, non-occupational disability, unemployment compensation or similar law.

b. Damage to property owned by you, or persons insured under the same policy.

c. Liability assumed by you or persons insured under any contract for property damage to property rented to, occupied by, used by, or in the care, custody or control of the insured to the extent that the insured has agreed in writing to provide insurance for this property.

d.       Intentional acts committed by you or an insured.

e. Professional liability of any degree, which arises out of your providing or failing to provide professional services.

f. Any claims arising out of ownership, maintenance or use of aircraft or hovercraft (unless the aircraft and crew are chartered by you.)

g. Nuclear liability covered in whole or in part by a nuclear energy liability policy.

h. Transmission or the threat of transmission of communicable sickness or disease.

i.       Coverage for watercraft you OWN unless you maintain primary insurance.

j. Business activities engaged in by an insured except part-time jobs by students under the age of 25, rental to others of 1-4 family private residences and other incidental business activities with annual gross revenues of $5,000 or less, or activities which are ordinarily incidental to non-business pursuits.

k. Agricultural operations or the raising of animals unless the annual gross revenue is $5, 000 or less.


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           THIS IS A SUMMARY ONLY -- REFER TO THE POLICY FOR DETAILS
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
                                                                  REQUIRED
                                                             PRIMARY INSURANCE
                  TYPE OF COVERAGE                            COVERAGE AMOUNTS                      APPLICABLE LIMITS
                  ----------------                            ----------------                      -----------------

Homeowners Personal Liability                          $100,000                        Combined single limit of liability for both
                                                                                       Bodily Injury and Property Damage each
                                                                                       occurrence.

Automobile, motorcycle and recreational vehicle        $250,000                        Bodily Injury, per person
(licensed for road use) Liability including
uninsured/underinsured motorists liability*            $500,000 and                    Bodily Injury, per accident

                                                       $50,000 or                      Property Damage, per accident

                                                       $300,000 ($325,000 in Texas)    Combined single limit of liability for both
                                                                                       Bodily Injury and Property Damage each
                                                                                       accident.

Recreational vehicles designed for use off public      $100,000                        Combined single limit of liability for both
roads and not subject to motor vehicle registration                                    Bodily Injury and Property Damage each
                                                                                       accident

Watercraft Liability*                                  $100,000                        Combined single limit of liability for both
                                                                                       Bodily Injury and Property Damage each
                                                                                       accident

Employers Liability**                                  $100,000                        Combined single limit of liability for both
                                                                                       Bodily Injury and Property Damage each
                                                                                       accident


CONTACTS / INFORMATION REGARDING THIS POLICY


     ----------------------------------------------------------------------

         Porter Hale                                  Glenn Russo, Sr.
         AVP of Risk Management                       Client Manager
         Certegy Inc.                                 Seabury & Smith
         11720 Amberpark Drive   Suite 600            2 World Trade Center
         Alpharetta, GA  30004                        New York, NY  10048

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* If you do not own a car, or watercraft but borrow or rent one for 30 days or less, your Personal Umbrella Policy will provide coverage subject to a $500 deductible ($1,000 in North Carolina, $10,000 in Texas.)

** If you are required to provide Worker's Compensation Insurance for your personal employees, the limit for Section II of this coverage (Employers Liability) must be $100,000


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